UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2010
Date of Report (date of Earliest Event Reported)

HEALTHMED SERVICES LTD.
(Exact name of Registrant as specified in charter)

NEVADA	333-152439	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Oakmead, #210, Sunnyvale, CA 94085
(Address of principal executive offices and zip code)

(866) 428-5689
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2010, we borrowed from MED Ventures Ltd. the principal amount of $375,000.00 on those terms and subject to those conditions specified in that certain written Promissory Note, a copy of which is attached to this Report marked as Exhibit 99.1.

ITEM 2.03 – CREATION OF A DIRECT FNANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On June 30, 2010, we borrowed from MED Ventures Ltd. the principal amount of $375,000.00 on those terms and subject to those conditions specified in that certain written Promissory Note, a copy of which is attached to this Report marked as Exhibit 99.1.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

99.1          Promissory Note delivered to MED Ventures Ltd. dated June 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHMED SERVICES LTD

Date: December 23, 2010	By:	/s/ William B. Morland
	Name:	William B. Morland
	Title:	President

EXHIBIT INDEX

Exhibit No.          Description

99.1                      Promissory Note delivered to MED Venutres Ltd. dated June 10, 2010.